UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2014

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7 Hamilton Landing, Suite 100

Novato, California 94949

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 408-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2014, Raptor Pharmaceutical Corp. (“Raptor Pharmaceutical” or the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, Raptor Pharmaceutical’s stockholders approved the Company’s 2013 Employee Stock Purchase Plan (the “ESPP”).

The ESPP allows Raptor Pharmaceutical employees the opportunity to purchase the Company’s common stock through accumulated payroll deductions and is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

A description of the material terms of the ESPP is set forth on pages 19 to 21 of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on June 17, 2014 (the “Proxy”) and is incorporated herein by reference. That summary and the foregoing description of the ESPP are qualified in their entirety by reference to the text of the ESPP, which is filed as Appendix A to the Company’s Proxy and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 29, 2014, Raptor Pharmaceutical held its Annual Meeting. Only stockholders of record as of the close of business on June 2, 2014, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date 62,664,601 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1. The election of six directors to hold office until the next annual meeting of stockholders or until his/her respective successor is elected:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Raymond W. Anderson	20,372,280	7,988,559	68,947	5,860,123
Suzanne L. Bruhn	20,363,466	7,997,392	68,928	5,860,123
Richard L. Franklin	18,347,104	9,498,820	583,862	5,860,123
Llew Keltner	20,372,975	7,987,883	68,928	5,860,123
Erich Sager	20,375,963	7,984,895	68,928	5,860,123
Christopher M. Starr	20,446,323	7,980,086	3,377	5,860,123

Proposal 2. The non-binding advisory vote to approve named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,187,943	113,009	9,128,834	5,860,123

Proposal 3. The ratification of the appointment, by the Audit Committee of the Company’s Board of Directors, of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2014:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,416,551	64,405	7,808,953	0

Proposal 4. The approval of the Raptor Pharmaceutical Corp. 2013 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,517,976	108,126	7,803,684	5,860,123

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2014	RAPTOR PHARMACEUTICAL CORP.

	By:	/s/ Georgia Erbez
	Name:	Georgia Erbez
	Title:	Chief Financial Officer, Secretary and Treasurer